                                                                               .
                                                                               .
                                                                               .


                                    EXHIBIT A

     DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN INTERNATIONAL GROUP, INC.

Marshall A. Cohen      Director            Counsel, Cassels, Brock & Blackwell           Cassels, Brock & Blackwell, 40 King Street
                                                                                         West, 20th Floor, Toronto, Ontario M5H 3C2

Martin S. Feldstein    Director            Professor of Economics, Harvard               National Bureau of Economic Research, Inc.,
                                           University; President and CEO, National       1050 Massachusetts Avenue, Cambridge,
                                           Bureau of Economic Research                   Massachusetts 02138

Ellen V. Futter        Director            President, American Museum of Natural         American Museum of Natural History, Central
                                           History                                       Park West at 79th Street, New York,
                                                                                         New York 10024

Stephen L. Hammerman   Director            Retired; Former Deputy Commissioner           c/o 70 Pine Street, New York, New York
                                           for Legal Matters for the New York Police     10270
                                           Department and Vice Chairman, Merrill
                                           Lynch & Co., Inc.

Richard C. Holbrooke   Director            Vice Chairman, Perseus LLC                    Perseus LLC, 1235 Avenue of the Americas,
                                                                                         New York, New York, 10019

Fred H. Langhammer     Director            Chairman, Global Affairs and Former Chief     767 Fifth Avenue, New York, New York 10153
                                           Executive Officer, The Estee Lauder
                                           Companies Inc.

George L. Miles, Jr.   Director            President and Chief Executive Officer,        4802 Fifth Avenue, Pittsburgh, Pennsylvania
                                           WQED Multimedia                               15213

Morris W. Offit        Director            Chairman, Offit Capital Advisors LLC          65 East 55th Street, New York, New York
                                                                                         10022

James F. Orr III       Director            Chairman of the Board of Trustees, The        420 Fifth Avenue, New York, New York 10018
                                           Rockefeller Foundation

Virginia M. Rometty    Director            Senior Vice President - Global Business       Route 100, Mail Drop 2275, Building 2,
                                           Services, International Business Machines     Somers, New York 10589
                                           Corporation

Martin J. Sullivan     Director and        President and Chief Executive Officer         70 Pine Street, New York, New York 10270
                       Executive Officer

Michael H. Sutton      Director            Consultant; Former Chief Accountant of        c/o 70 Pine Street, New York, New York
                                           the United States Securities and Exchange     10270
                                           Commission

Edmund S.W. Tse        Director and        Senior Vice Chairman - Life Insurance         American International Assurance Co., Ltd.,
                       Executive Officer                                                 1 Connaught Central Road, Hong Kong

Robert B. Willumstad   Director            Founder and Partner of Brysam Global          277 Park Avenue, New York, New York
                                           Partners; Former President and Chief          10172
                                           Operating Officer, Citigroup Inc.

Frank G. Zarb          Director            Senior Advisor, Hellman & Friedman LLC;       390 Park Avenue, New York, New York 10022
                                           Former Chairman and Chief Executive
                                           Officer, National Association of
                                           Securities Dealers, Inc. and The
                                           Nasdaq Stock Market, Inc.

Dr. Jacob A. Frenkel   Executive Officer   Vice Chairman - Global Economic Strategies    70 Pine Street, New York, New York 10270

Frank G. Wisner        Executive Officer   Vice Chairman - External Affairs              70 Pine Street, New York, New York 10270

Steven J. Bensinger    Executive Officer   Executive Vice President & Chief              70 Pine Street, New York, New York 10270
                                           Financial Officer

Anastasia D. Kelly     Executive Officer   Executive Vice President, General Counsel     70 Pine Street, New York, New York 10270
                                           and Senior Regulatory and Compliance
                                           Officer

Rodney O. Martin, Jr.  Executive Officer   Executive Vice President - Life Insurance     70 Pine Street, New York, New York, 10270

Kristian P. Moor       Executive Officer   Executive Vice President - Domestic           175 Water Street, New York, New York 10038
                                           General Insurance

Win J. Neuger          Executive Officer   Executive Vice President & Chief              70 Pine Street, New York, New York 10270
                                           Investment Officer

Robert M. Sandler      Executive Officer   Executive Vice President - Domestic           70 Pine Street, New York, New York 10270
                                           Personal Lines

Nicholas C. Walsh      Executive Officer   Executive Vice President - Foreign            70 Pine Street, New York, New York 10270
                                           General Insurance

Jay S. Wintrob         Executive Officer   Executive Vice President - Retirement         AIG Retirement Services, Inc., 1999 Avenue
                                           Services                                      of the Stars, Los Angeles, California 90067

William N. Dooley      Executive Director  Senior Vice President - Financial Services    70 Pine Street, New York, New York 10270

David L. Herzog        Executive Officer   Senior Vice President & Comptroller           70 Pine Street, New York, New York 10270

Andrew J. Kaslow       Executive Officer   Senior Vice President & Chief Human           70 Pine Street, New York, New York 10270
                                           Resources Officer

Robert E. Lewis        Executive Officer   Senior Vice President & Chief Risk Officer    70 Pine Street, New York, New York 10270

Brian T. Schreiber     Executive Officer   Senior Vice President - Strategic Planning    70 Pine Street, New York, New York 10270

    DIRECTORS AND EXECUTIVE OFFICERS OF AIG COMMERCIAL INSURANCE GROUP, INC. ("AIGCIG")


Name                   Position            Title                                        Address
Charles H. Dangelo     Director            Senior Vice President and Senior              110 William Street, New York, New York
                                           Reinsurance Officer, AIG                      10038



John Q. Doyle          Director            Vice President - Domestic General             175 Water Street, New York, New York 10038
                                           Insurance, AIG


Kenneth V. Harkins     Director and        Executive Vice President and General          175 Water Street, New York, New York 10038
                       Executive Officer   Counsel, AIGCIG; Deputy General
                                           Counsel, AIG


David L. Herzog        Director            Senior Vice President and                     70 Pine Street, New York, New York 10270
                                           Comptroller, AIG


Kevin H. Kelley        Director            Chief Executive Officer                       100 Summer Street, Boston,
                                           and Chairman of the Board of                  Massachusetts 02110
                                           Lexington Insurance Company


Robert E. Lewis        Director            Senior Vice President & Chief Risk            70 Pine Street, New York, New York 10270
                                           Officer, AIG


Kristian P. Moor       Director and        Chairman of the Board and President,          175 Water Street, New York, New York 10038
                       Executive Officer   AIGCIG; Executive Vice President -
                                           Domestic General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG


Robert S.H. Schimek    Director and        Executive Vice President, Chief               175 Water Street, New York, New York 10038
                       Executive Officer   Financial Officer and Treasurer,
                                           AIGCIG; Senior Vice President and
                                           Chief Financial Officer of the AIG
                                           Domestic Brokerage Group division


Robert J. Beier        Executive Officer   Senior Vice President, AIGCIG;                175 Water Street, New York, New York 10038
                                           Senior Vice President/COO of
                                           Sales & Marketing and Strategic
                                           Initiatives of the AIG Domestic
                                           Brokerage Group division


Carl E. Chamberlain    Executive Officer   Senior Vice President, AIGCIG; Senior         175 Water Street, New York, New York 10038
                                           Vice President and Chief Underwriting
                                           Resource Officer of the  AIG Domestic
                                           Brokerage Group division


Frank H. Douglas, Jr.  Executive Officer   Senior Vice President, AIGCIG;                70 Pine Street, New York, New York 10270
                                           Senior Vice President and Casualty
                                           Actuary, AIG


Worth G. Knight, Jr.   Executive Officer   Executive Vice President, AIGCIG;             175 Water Street, New York, New York 10038
                                           President - AIG WorldSource division


Gary E. Muoio          Executive Officer   Chief Operations Officer, AIGCIG;             175 Water Street, New York, New York 10038
                                           Vice President of the AIG Domestic
                                           Brokerage Group division - Operations
                                           and Systems Executive


Mary Ann Ross          Executive Officer   Executive Vice President, AIGCIG;             175 Water Street, New York, New York 10038
                                           Senior Vice President of the AIG
                                           Domestic Brokerage Group division -
                                           HR Domestic General Insurance


Charles R. Schader     Executive Officer   Executive Vice President, AIGCIG;             175 Water Street, New York, New York 10038
                                           Senior Vice President - Claims, AIG




George M. Williams     Executive Officer   Chief Operations Officer, AIGCIG;             70 Pine Street, New York, New York 10270
                                           Senior Vice President of the AIG
                                           Domestic Brokerage Group division -
                                           Corporate Operations Officer


Mark T. Willis         Executive Officer   Executive Vice President,                     300 South Riverside Plaza, Suite 2100,
                                           AIGCIG; Vice President, AIG                   Chicago, Illinois 60606

      DIRECTORS AND EXECUTIVE OFFICERS OF AIG PROPERTY CASUALTY GROUP, INC. ("AIGPCG")

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell        Sullivan & Cromwell LLP,
                                           LLP                                         125 Broad Street, New York
                                                                                       New York, 10004



Richard H. Booth       Director            Chairman of HSB Group, Inc.                 One State Street, Hartford, Connecticut
                                                                                       06102


Charles H. Dangelo     Director and        Executive Vice President, AIGPCG;           110 William Street, New York, New York
                       Executive Officer   Senior Vice President and Senior            10038
                                           Reinsurance Officer, AIG


John Q. Doyle          Director            Vice President - Domestic General           175 Water Street, New York, New York 10038
                                           Insurance, AIG


Kenneth V. Harkins     Director and        Executive Vice President and General        175 Water Street, New York, New York 10038
                       Executive Officer   Counsel, AIGPCG; Deputy General
                                           Counsel, AIG


David L. Herzog        Director            Senior Vice President and                   70 Pine Street, New York, New York 10270
                                           Comptroller, AIG


Kevin H. Kelley        Director            Chief Executive Officer                     100 Summer Street, Boston, Massachusetts
                                           and Chairman of the Board of                02110
                                           Lexington Insurance Company


Robert E. Lewis        Director            Senior Vice President & Chief Risk          70 Pine Street, New York, New York 10270
                                           Officer, AIG


Kristian P. Moor       Director and        Chairman of the Board and President,        175 Water Street, New York, New York 10038
                       Executive Officer   AIGPCG; Executive Vice President -
                                           Domestic General Insurance, AIG



Win J. Neuger          Director            Executive Vice President and Chief          70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG


William V. Nutt, Jr.   Director            President and Chief Executive Officer       230 N. Elm Street, Greensboro, North
                                           of United Guaranty Corporation              Carolina 27401


Robert S.H. Schimek    Director and        Executive Vice President, Chief             175 Water Street, New York, New York 10038
                       Executive Officer   Financial Officer and Treasurer,
                                           AIGPCG; Senior Vice President and
                                           Chief Financial Officer of the AIG
                                           Domestic Brokerage Group division



Nicholas C. Walsh      Director            Executive Vice President - Foreign          70 Pine Street, New York, New York 10270
                                           General Insurance, AIG


Mary Ann Ross          Executive Officer   Executive Vice President, AIGPCG;           175 Water Street, New York, New York 10038
                                           Senior Vice President of the AIG
                                           Domestic Brokerage Group division -
                                           HR Domestic General Insurance


Frank H. Douglas, Jr.  Executive Officer   Senior Vice President, AIGPCG;              70 Pine Street, New York, New York 10270
                                           Senior Vice President and Casualty
                                           Actuary, AIG


Mark T. Willis         Executive Officer   Executive Vice President, AIGPCG;           300 South Riverside  Plaza, Suite 2100,
                                           Vice President, AIG                         Chicago, Illinois 60606




  DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN HOME ASSURANCE COMPANY ("AHAC")

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Charles H. Dangelo     Director and        Senior Vice President, AHAC; Senior           110 William Street, New York,
                       Executive Officer   Vice President and Senior                     New York 10038
                                           Reinsurance Officer, AIG

John Q. Doyle          Director and        President and CEO, AHAC; Vice                 175 Water Street, New York, New York 10038
                       Executive Officer   President - Domestic General
                                           Insurance, AIG

David N. Fields        Director            President of AIG Risk Finance
                                           division                                      70 Pine Street, New York, New York 10270

Kenneth V. Harkins     Director and        Senior Vice President and General Counsel,    175 Water Street, New York, New York 10038
                       Executive Officer   AHAC; Deputy General Counsel, AIG

David L. Herzog        Director            Senior Vice President & Comptroller, AIG      70 Pine Street, New York, New York 10270

Worth G. Knight, Jr.   Director            President - AIG WorldSource division          175 Water Street, New York, New York 10038

Robert E. Lewis        Director            Senior Vice President and Chief Risk          70 Pine Street, New York, New York 10270
                                           Officer, AIG

Kristian P. Moor       Director and        Chairman of the Board, AHAC;                  175 Water Street, New York, New York 10038
                       Executive Officer   Executive Vice President - Domestic
                                           General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director and        Senior Vice President, Chief Financial        175 Water Street, New York, New York 10038
                       Executive Officer   Officer and Treasurer, AHAC; Senior
                                           Vice President and Chief Financial
                                           Officer of the AIG Domestic
                                           Brokerage Group division

Nicholas S. Tyler      Director            Vice President - Foreign General              175 Water Street, New York, New York 10038
                                           Insurance, AIG

Nicholas C. Walsh      Director and        Senior Vice President, AHAC; Executive        70 Pine Street, New York, New York 10270
                       Executive Officer   Vice President - Foreign General
                                           Insurance, AIG

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President, AHAC; Senior           70 Pine Street, New York, New York 10270
                                           Vice President and Casualty
                                           Actuary, AIG

Jose R. Gonzalez       Executive Officer   Senior Vice President, AHAC;                 175 Water Street, New York, New York 10038

James C. Roberts       Executive Officer   Senior Vice President, AHAC; Senior          5 Wood Hollow Road,
                                           Vice President of the AIG Domestic           Parsippany, New Jersey 07054
                                           Brokerage Group division


Charles R. Schader     Executive Officer   Senior Vice President, AHAC; Senior           175 Water Street, New York, New York 10038
                                           Vice President - Claims, AIG

Mark T. Willis         Executive Officer   Senior Vice President, AHAC; Vice
                                           President, AIG                                175 Water Street, New York, New York 10038

Timothy J.             Executive Officer   Senior Vice President, AHAC;                  175 Water Street, New York, New York 10038
McAuliffe Jr.                              President of the AIG Excess
                                           Casualty division


Robert G. Purdy        Executive Officer   Senior Vice President, AHAC;                  5 Wood Hollow Road,
                                           President of the AIG Specialty                Parsippany, New Jersey 07054
                                           Workers Compensation division


                  DIRECTORS AND EXECUTIVE OFFICERS OF COMMERCE
                     AND INDUSTRY INSURANCE COMPANY ("C&I")

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Joseph L. Boren        Director and        President and Chief Executive                 175 Water Street, New York, New York 10038
                       Executive Officer   Officer, C&I

Charles Dangelo        Director and        Senior Vice President, C&I; Senior            110 William Street, New York New York 10038
                       Executive Officer   Vice President and Senior Reinsurance
                                           Officer, AIG

John Q. Doyle          Director            Vice President - Domestic General             175 Water Street, New York, New York 10038
                                           Insurance, AIG

David N. Fields        Director            President of the AIG Risk Finance             70 Pine Street, New York, New York 10270
                                           division

David L. Herzog        Director            Senior Vice President & Comptroller, AIG      70 Pine Street, New York, New York 10270

Worth G. Knight, Jr.   Director            President - AIG WorldSource division           175 Water Street, New York, New York 10038

Robert E. Lewis        Director            Senior Vice President and Chief Risk          70 Pine Street, New York, New York 10270
                                           Officer, AIG

Kristian P. Moor       Director and        Chairman of the Board, C&I;                   175 Water Street, New York, New York 10038
                       Executive Officer   Executive Vice President - Domestic
                                           General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director            Senior Vice President, Chief Financial        175 Water Street, New York, New York 10038
                       Executive Officer   Officer and Treasurer, C&I; Senior
                                           Vice President and Chief Financial Officer
                                           of the AIG Domestic Brokerage Group
                                           division

Nicholas C. Walsh      Director            Executive Vice President - Foreign General    70 Pine Street, New York, New York 10270
                                           Insurance, AIG

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President, C&I; Senior Vice       70 Pine Street, New York, New York 10270
                                           President and Casualty Actuary, AIG

Kenneth V. Harkins     Director and        Senior Vice President and                     175 Water Street, New York, New York 10038
                       Executive Officer   General Counsel, C&I; Deputy General
                                           Counsel, AIG

John T. O'Brien        Executive Officer   Chief Operating Officer and Executive         175 Water Street, New York, New York 10038
                                           Vice President, C&I; Executive Vice
                                           President and Chief Operating
                                           Officer of the AIG Environmental division

Charles R. Schader     Executive Officer   Senior Vice President, C&I; Senior            175 Water Street, New York, New York 10038
                                           Vice President - Claims, AIG

  DIRECTORS AND EXECUTIVE OFFICERS OF NEW HAMPSHIRE INSURANCE COMPANY ("NHIC")

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Charles Dangelo        Director and        Senior Vice President, NHIC;                  110 William Street, New York, New York
                       Executive Officer   Senior Vice President and Senior              10038
                                           Reinsurance Officer, AIG

David N. Fields        Director            President of the AIG Risk Finance division     70 Pine Street, New York, New York 10270

David L. Herzog        Director            Senior Vice President & Comptroller, AIG      70 Pine Street, New York, New York 10270

Worth G. Knight, Jr.   Director            President - AIG WorldSource division          175 Water Street, New York, New York 10038

Kristian P. Moor       Director and        Chairman of the Board, President and          175 Water Street, New York, New York 10038
                       Executive Officer   Chief Executive Officer, NHIC; Executive
                                           Vice President - Domestic General Insurance,
                                           AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director and        Senior Vice President, Chief Financial        175 Water Street, New York, New York 10038
                       Executive Officer   Officer and Treasurer, NHIC; Senior Vice
                                           President and Chief Financial Officer
                                           of the AIG Domestic Brokerage Group
                                           division

Nicholas S. Tyler      Director            Vice President - Foreign General              175 Water Street, New York, New York 10038
                                           Insurance, AIG

Nicholas C. Walsh      Director and        Senior Vice President, NHIC;                  70 Pine Street, New York, New York 10270
                       Executive Officer   Executive Vice President  - Foreign General
                                           Insurance, AIG

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President, NHIC;                  70 Pine Street, New York, New York 10270
                                           Senior Vice President and Casualty
                                           Actuary, AIG

Kenneth V. Harkins     Executive Officer   Senior Vice President and General Counsel,    175 Water Street, New York, New York 10038
                                           NHIC; Deputy General Counsel, AIG

Charles R. Schader     Executive Officer   Senior Vice President, NHIC;                  175 Water Street, New York, New York 10038
                                           Senior Vice President - Claims, AIG

  DIRECTORS AND EXECUTIVE OFFICERS OF NATIONAL UNION FIRE INSURANCE COMPANY OF
                           PITTSBURGH, PA. ("NUFIC")

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Charles Dangelo        Director and        Senior Vice President, NUFIC;                 110 William Street, New York, New York
                       Executive Officer   Senior Vice President and                     10038
                                           Senior Reinsurance Officer, AIG

John Q. Doyle          Director and        President and Chief Executive Officer,       175 Water Street, New York, New York 10038
                       Executive Officer   NUFIC; Vice President - Domestic
                                           General Insurance, AIG

David N. Fields        Director            President of the AIG Risk Finance division    70 Pine Street, New York, New York 10270

David L. Herzog        Director            Senior Vice President and Comptroller, AIG    70 Pine Street, New York, New York 10270

Worth G. Knight, Jr.   Director            President - AIG WorldSource division          175 Water Street, New York, NY 10038

Robert E. Lewis        Director            Senior Vice President and Chief Risk          70 Pine Street, New York, New York 10270
                                           Officer, AIG

Kristian P. Moor       Director and        Chairman of the Board, NUFIC;                 175 Water Street, New York, New York 10038
                       Executive Officer   Executive Vice President - Domestic
                                           General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director and        Senior Vice President, Chief Financial        175 Water Street, New York, New York 10038
                       Executive Officer   Officer and Treasurer, NUFIC; Senior
                                           Vice President and Chief Financial
                                           Officer of the AIG Domestic Brokerage
                                           Group division

Nicholas S. Tyler      Director            Vice President - Foreign General              175 Water Street, New York, New York 10038
                                           Insurance, AIG

Nicholas C. Walsh      Director and        Senior Vice President, NUFIC;                 70 Pine Street, New York, New York 10270
                       Executive Officer   Executive Vice President - Foreign General
                                           Insurance, AIG

John R. Benedetto      Executive Officer   Senior Vice President, NUFIC; President       175 Water Street, New York, New York 10038
                                           of the AIG National Accounts Management
                                           Liability division

Christopher V. Blum    Executive Officer   Senior Vice President, NUFIC; Senior Vice    175 Water Street, New York, New York 10038
                                           President and Associate General Counsel
                                           of the AIG Executive Liability division

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President, NUFIC;                 70 Pine Street, New York, New York 10270
                                           Senior Vice President and Casualty
                                           Actuary, AIG

Heather Fox            Executive Officer   Senior Vice President, NUFIC; Chief          175 Water Street, New York, New York 10038
                                           Underwriting Officer and Senior Vice
                                           President of the AIG Executive Liability
                                           division

Irwin H. Goldfarb      Executive Officer   Senior Vice President, NUFIC; Senior Vice     175 Water Street, New York, New York 10038
                                           President and Chief Financial Officer
                                           of the AIG Executive Liability division


Kenneth V. Harkins     Director and        Senior Vice President and General Counsel,    175 Water Street, New York, New York 10038
                       Executive Officer   NUFIC; Deputy General Counsel, AIG

Brian R. Inselberg     Executive Officer   Senior Vice President, NUFIC; President       175 Water Street, New York, New York 10038
                                           of the AIG Private Company and Not-
                                           for-Profit division

Scott A. Meyer         Executive Officer   Senior Vice President, NUFIC; President       175 Water Street, New York, New York 10038
                                           of the AIG Financial Institutions division


Charles R. Schader     Executive Officer   Senior Vice President, NUFIC;                 175 Water Street, New York, New York 10038
                                           Senior Vice President - Claim, AIG

Michael W. Smith       Executive Officer   Senior Vice President, NUFIC; President       175 Water Street, New York, New York 10038
                                           of AIG Domestic Claims, Inc.

Mark T. Willis         Executive Officer   Senior Vice President, NUFIC; Vice            175 Water Street, New York, New York 10038
                                           President, AIG


      DIRECTORS AND EXECUTIVE OFFICERS OF STARR INTERNATIONAL COMPANY, INC.

Maurice R. Greenberg   Chairman of the     Chairman of the Board and director, Starr     399 Park Avenue, 17th Floor, New York, New
                       Board and Director  International Company, Inc. and C.V. Starr    York 10022
                                           & Co., Inc.; Chief Executive Officer, C.V.
                                           Starr & Co., Inc.; trustee of C.V. Starr &
                                           Co., Inc. Trust; member, director and
                                           Chairman of the Board, The Starr
                                           Foundation.

Joseph C.H. Johnson    President and       President and Director                        101 First Street, Hamilton, Bermuda HM 12
                       Director

Edward E. Matthews     Managing Director   Managing Director and director, Starr         399 Park Avenue, 17th Floor, New York, New
                       and Director        International Company, Inc.; director and     York 10022
                                           President, C.V. Starr & Co., Inc.;
                                           trustee, C.V. Starr & Co., Inc. Trust;
                                           member and director, The Starr Foundation.

Houghton Freeman       Director            President, Freeman Foundation                 499 Taber Hill Road, Stowe, VT 05672

Lawrence S.            Director            Private Equity Investor                       399 Park Avenue,
Greenberg                                                                                17th Floor, New York,
                                                                                         New York 10022

Bertil P-H             Director            Executive Vice President                      399 Park Avenue,
Lundquist                                  and General Counsel,                          17th Floor, New York,
                                           C.V. Starr & Co., Inc.                        New York 10022

R. Kendall             Director            Retired                                       435 Seaspray Avenue,
Nottingham                                                                               Palm Beach, Florida 33480

Howard I. Smith        Director            Vice Chairman-Finance and Secretary, C.V.     399 Park Avenue, 17th Floor, New York, NY
                                           Starr & Co., Inc.                             10022

John J. Roberts        Director            Retired; Honorary Director, American          Concordia Farms P.O. Box 703, Easton, MD
                                           International Group, Inc.                     21601

Ernest Stempel         Director            Retired; Honorary Director, American          70 Pine Street, New York, NY 10270
                                           International Group, Inc.

Cesar Zalamea          Director            President and Chief Executive Officer,        Suite 1405-7, Two Exchange Square, 8
                                           Starr International Company (Asia), Limited   Connaught Place, Central, Hong Kong


           DIRECTORS AND EXECUTIVE OFFICERS OF C.V. STARR & CO., INC.

Maurice R. Greenberg   Chairman of the     (See above)                                   (See above)
                       Board, Director
                       and Chief
                       Executive Officer

Howard I. Smith        Vice Chairman-      (See above)                                   (See above)
                       Finance and
                       Secretary and
                       Director

Edward E. Matthews     President and       (See above)                                   (See above)
                       Director

Houghton Freeman       Director            (See above)                                   (See above)

John J. Roberts        Director            (See above)                                   (See above)

Bertil P-H Lundquist   Director            (See above)                                   (See above)

Lawrence S. Greenberg  Director            (See above)                                   (See above)


         DIRECTORS AND EXECUTIVE OFFICERS OF UNIVERSAL FOUNDATION, INC.

Stuart Osborne         President           President of Universal Foundation             Mercury House
                       and Director                                                      101 Front Street
                                                                                         Hamilton HM 12, Bermuda

Eligia G. Fernando     Director            Retired                                       Mercury House
                                                                                         101 Front Street
                                                                                         Hamilton HM 12, Bermuda

Cesar C. Zalamea       Director            (See above)                                   (See above)

Aloysius B. Colayco    Director            Managing Director, Argosy Partners            Argosy Partners
                                                                                         8th Floor, Pacific Star Building
                                                                                         Makati City, Philippines

Jennifer Barclay       Secretary           Secretary of Universal Foundation             Mercury House
                                                                                         101 Front Street
                                                                                         Hamilton HM 12, Bermuda

Margaret Barnes        Treasurer           Treasurer of Universal Foundation             Baarerstrasse
                                                                                         101, CH-6300
                                                                                         Zug,
                                                                                         Switzerland

   DIRECTORS AND EXECUTIVE OFFICERS OF THE MAURICE R. AND CORINNE P. GREENBERG
                             FAMILY FOUNDATION, INC.

Maurice R. Greenberg   Chairman and        (See above)                                   (See above)
                       Director

Corinne P. Greenberg   President and       President and Director, Greenberg Foundation  399 Park Avenue, 17th Floor
                       Director                                                          New York, New York 10022

Jeffrey W. Greenberg   Vice President and  Vice President and Director, Greenberg        399 Park Avenue, 17th Floor
                       Director            Foundation                                    New York, New York 10022

Evan G. Greenberg      Vice President and  President and Chief Executive Officer, ACE    399 Park Avenue, 17th Floor
                       Director            Limited                                       New York, New York 10022

Lawrence S. Greenberg  Vice President and  (See above)                                   (See above)
                       Director

Shake Nahapetian       Treasurer           Administrative Assistant,                     399 Park Avenue, 17th Floor
                                           C.V. Starr & Co., Inc.                        New York, New York 10022

DIRECTOR AND EXECUTIVE OFFICER OF THE MAURICE R. AND CORINNE P. GREENBERG JOINT
                           TENANCY CORPORATION, INC.

Maurice R. Greenberg   Chairman, CEO,      (See above)                                   (See above)
                       President,
                       Treasurer,
                       Secretary and
                       Director


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